SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 27, 2006 (January 26, 2006)

MARQUEE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-122636	77-0642885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Main Street
Kansas City, Missouri		64105
(Address of principal executive offices)		Zip Code

Registrant’s telephone number, including area code

(816) 221-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On January 26, 2006, AMC Entertainment Inc. (“AMCE”) issued a press release announcing the completion of the merger of AMCE and Loews Cineplex Entertainment Corporation (“Loews”), with AMCE continuing as the surviving corporation, and the completion of the merger of Marquee Holdings Inc. (“Holdings”) and LCE Holdings, Inc., the respective holding companies of AMCE and Loews, with Holdings continuing as the surviving holding company of the merged businesses. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

99.1                           Press Release issued by AMC Entertainment Inc. on January 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2006	MARQUEE HOLDINGS INC.

	By:	/s/ CRAIG R. RAMSEY
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by AMC Entertainment Inc. on January 26, 2006.